EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS FIRST QUARTER 2018 RESULTS
Comparable RevPAR Increased 2.5% for all Hotels Not Under Renovation
Completed Refinancings of 30 Hotels for $1.4 Billion
Sold Two Select-Service Hotels for $18.4 Million

DALLAS, May 3, 2018 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2018. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of March 31, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2018 with the first quarter March 31, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Opportunistic focus on upper upscale, full-service hotels

•	Targets moderate debt levels of approximately 55 - 60% net debt/gross assets

•	Highly-aligned management team and advisory structure

•	Attractive dividend yield of approximately 6.8%

•	Targets cash and cash equivalents at a level of 25 - 35% of total equity market capitalization for the purposes of:

▪	working capital needs at property and corporate levels

▪	hedging against a downturn in the economy or hotel fundamentals

▪	being prepared to pursue accretive investments or stock buybacks as those opportunities arise

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $36.9 million or $0.39 per diluted share for the quarter

•	Comparable RevPAR decreased 0.2% to $119.92 during the quarter

•	Comparable RevPAR for all hotels not under renovation increased 2.5% to $119.18 during the quarter

•	Adjusted EBITDAre was $95.8 million for the quarter

•	Adjusted funds from operations (AFFO) was $0.28 per diluted share for the quarter

•	The Company’s common stock is currently trading at an approximate 6.8% dividend yield

AHT Reports First Quarter Results

May 3, 2018

•	During the quarter, the Company refinanced a mortgage loan on 8 hotels

•	Subsequent to quarter end, the Company announced that it had refinanced a mortgage loan on 22 hotels

•	Capex invested during the quarter was $64.0 million

CAPITAL STRUCTURE
At March 31, 2018, the Company had total assets of $4.6 billion. As of March 31, 2018, the Company had $3.7 billion of mortgage debt. The Company’s total combined debt had a blended average interest rate of 5.8%. After taking into account the recently announced refinancing, the Company’s total combined debt had a blended average interest rate of 5.5%.

On January 17, 2018, the Company announced that it had refinanced a mortgage loan, secured by eight hotels, with an existing outstanding balance of approximately $377 million. The new loan totals $395 million and has a two-year initial term and five one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of LIBOR + 2.92%. This refinancing is expected to result in annual interest savings of approximately $6.8 million as compared to the previous loan terms.

On April 9, 2018, the Company announced that it had refinanced a mortgage loan, secured by 22 hotels, with an existing outstanding balance totaling approximately $972 million. The previous mortgage loan that was refinanced was the Highland Pool loan with a final maturity date in April 2021. The new loan totals $985 million and has a two-year initial term and five one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of LIBOR + 3.20%. This refinancing is expected to result in annual interest savings of approximately $11 million as compared to the previous loan terms. The next hard debt maturity for the Company is in February 2019.

During and subsequent to the quarter, the Company sold the SpringHill Suites Glen Allen and the SpringHill Suites Centreville for combined gross sales proceeds of $18.4 million.

PORTFOLIO REVPAR
As of March 31, 2018, the portfolio consisted of 119 properties. During the first quarter of 2018, 100 of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 119 hotels) and comparable not under renovation basis (100 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 0.2% to $119.92 for all hotels on a 1.0% increase in ADR and a 1.2% decrease in occupancy

•	Comparable RevPAR increased 2.5% to $119.18 for hotels not under renovation on a 0.9% increase in ADR and a 1.6% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As

AHT Reports First Quarter Results

May 3, 2018

the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the 119 hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On March 15, 2018, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per diluted share for the Company's common stock for the first quarter ending March 31, 2018, payable on April 16, 2018, to shareholders of record as of March 30, 2018.

“Year-to-date, we have completed two significant refinancings, which are a continuation of our ongoing debt capital market strategies to create shareholder value,” commented Douglas A. Kessler, Ashford Trust’s President and Chief Executive Officer. “Additionally, we believe we are well positioned to capitalize on future opportunities and remain committed to maximizing value for our shareholders.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Friday May 4, 2018, at 11:00 a.m. ET. The number to call for this interactive teleconference is (719) 325-2312.  A replay of the conference call will be available through Friday, May 11, 2018, by dialing (719) 457-0820 and entering the confirmation number, 7383959.

The Company will also provide an online simulcast and rebroadcast of its first quarter 2018 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company's web site, www.ahtreit.com on Friday, May 4, 2018, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. FFO and EBITDAre are computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to how these measures reported by other REITs that do not define the term in accordance with the current NAREIT definitions or that interpret the NAREIT definitions differently than us. None of FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing opportunistically in the hospitality industry in upper upscale, full-service hotels.

AHT Reports First Quarter Results

May 3, 2018

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures. EBITDAre and Adjusted EBITDAre are non-GAAP financial measures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	March 31, 2018	December 31, 2017
ASSETS
Investments in hotel properties, net	$4,034,591	$4,035,915
Cash and cash equivalents	277,686	354,805
Restricted cash	137,145	116,787
Marketable securities	35,976	26,926
Accounts receivable, net of allowance of $746 and $770, respectively	54,578	44,257
Inventories	4,270	4,244
Investment in Ashford Inc.	—	437
Investment in OpenKey	3,034	2,518
Deferred costs, net	2,784	2,777
Prepaid expenses	29,267	19,269
Derivative assets	2,388	2,010
Other assets	16,685	14,152
Intangible asset, net	9,913	9,943
Due from related party, net	2,140	—
Due from third-party hotel managers	19,335	17,387
Assets held for sale	7,677	18,423
Total assets	$4,637,469	$4,669,850

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$3,712,790	$3,696,300
Accounts payable and accrued expenses	143,163	132,401
Dividends and distributions payable	26,824	25,045
Due to Ashford Inc., net	12,917	15,146
Due to related party, net	—	1,067
Due to third-party hotel managers	2,059	2,431
Intangible liabilities, net	15,750	15,839
Other liabilities	19,778	18,376
Liabilities associated with assets held for sale	6,962	13,977
Total liabilities	3,940,243	3,920,582

Redeemable noncontrolling interests in operating partnership	112,967	116,122
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at March 31, 2018 and December 31, 2017	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at March 31, 2018 and December 31, 2017	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at March 31, 2018 and December 31, 2017	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at March 31, 2018 and December 31, 2017	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at March 31, 2018 and December 31, 2017	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 98,654,148 and 97,409,113 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	987	974
Additional paid-in capital	1,789,501	1,784,997
Accumulated deficit	(1,207,063)	(1,153,697)
Total shareholders' equity of the Company	583,651	632,500
Noncontrolling interests in consolidated entities	608	646
Total equity	584,259	633,146
Total liabilities and equity	$4,637,469	$4,669,850

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2018	2017
REVENUE
Rooms	$270,693	$276,705
Food and beverage	55,044	62,850
Other	15,491	13,766
Total hotel revenue	341,228	353,321
Other	979	388
Total revenue	342,207	353,709
EXPENSES
Hotel operating expenses
Rooms	59,086	59,873
Food and beverage	38,465	42,170
Other expenses	106,383	111,733
Management fees	12,737	12,826
Total hotel operating expenses	216,671	226,602
Property taxes, insurance and other	18,359	18,333
Depreciation and amortization	63,047	64,698
Impairment charges	1,660	—
Transaction costs	2	3
Advisory services fee:
Base advisory fee	8,615	8,716
Reimbursable expenses	1,529	1,522
Non-cash stock/unit-based compensation	6,746	403
Incentive fee	187	—
Corporate, general and administrative:
Other general and administrative	2,129	5,170
Total operating expenses	318,945	325,447
OPERATING INCOME (LOSS)	23,262	28,262
Equity in earnings (loss) of unconsolidated entities	(588)	(763)
Interest income	746	208
Gain (loss) on sale of hotel properties	(9)	(83)
Other income (expense), net	76	(3,120)
Interest expense, net of premium amortization	(52,290)	(49,959)
Amortization of loan costs	(2,453)	(5,346)
Write-off of premiums, loan costs and exit fees	(2,050)	(54)
Unrealized gain (loss) on marketable securities	(558)	(3,346)
Unrealized gain (loss) on derivatives	329	1,418
INCOME (LOSS) BEFORE INCOME TAXES	(33,535)	(32,783)
Income tax benefit (expense)	886	846
NET INCOME (LOSS)	(32,649)	(31,937)
(Income) loss from consolidated entities attributable to noncontrolling interest	38	31
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	6,340	6,493
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(26,271)	(25,413)
Preferred dividends	(10,644)	(10,956)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(36,915)	$(36,369)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.39)	$(0.39)
Weighted average common shares outstanding – basic	95,367	94,840
Diluted:
Net income (loss) attributable to common stockholders	$(0.39)	$(0.39)
Weighted average common shares outstanding – diluted	95,367	94,840
Dividends declared per common share:	$0.12	$0.12

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2018	2017
Net income (loss)	$(32,649)	$(31,937)
Interest income	(746)	(208)
Interest expense and amortization of premiums and loan costs, net	54,743	55,305
Depreciation and amortization	63,047	64,698
Income tax expense (benefit)	(886)	(846)
Equity in (earnings) loss of unconsolidated entities	588	815
Company's portion of EBITDA of Ashford Inc.	(964)	(384)
Company's portion of EBITDA of OpenKey	(139)	(124)
EBITDA	82,994	87,319
Impairment charges on real estate	1,660	—
(Gain) loss on sale of hotel properties	9	83
EBITDAre	84,663	87,402
Amortization of unfavorable contract liabilities	(39)	(384)
Uninsured hurricane related costs	(211)	—
Write-off of premiums, loan costs and exit fees	2,050	54
Other (income) expense, net	(76)	3,120
Transaction, acquisition and management conversion costs	84	2,676
Legal judgment and related legal costs	(419)	3,801
Unrealized (gain) loss on marketable securities	558	3,346
Unrealized (gain) loss on derivatives	(329)	(1,418)
Dead deal costs	—	4
Non-cash stock/unit-based compensation	7,002	428
Company's portion of (gain) loss of investment in securities investment fund	—	(52)
Company's portion of adjustments to EBITDA of Ashford Inc.	2,493	1,883
Company's portion of adjustments to EBITDA of OpenKey	5	1
Adjusted EBITDAre	$95,781	$100,861
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2018	2017
Net income (loss)	$(32,649)	$(31,937)
(Income) loss from consolidated entities attributable to noncontrolling interest	38	31
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	6,340	6,493
Preferred dividends	(10,644)	(10,956)
Net income (loss) attributable to common stockholders	(36,915)	(36,369)
Depreciation and amortization on real estate	62,989	64,635
Gain (loss) on sale of hotel properties	9	83
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(6,340)	(6,493)
Equity in (earnings) loss of unconsolidated entities	588	815
Impairment charges on real estate	1,660	—
Company's portion of FFO of Ashford Inc.	(1,632)	(709)
Company's portion of FFO of OpenKey	(141)	(125)
FFO available to common stockholders and OP unitholders	20,218	21,837
Write-off of premiums, loan costs and exit fees	2,050	54
Uninsured hurricane related costs	(211)	—
Other (income) expense, net	(76)	3,120
Transaction, acquisition and management conversion costs	84	2,676
Legal judgment and related legal costs	(419)	3,801
Unrealized (gain) loss on marketable securities	558	3,346
Unrealized (gain) loss on derivatives	(329)	(1,418)
Dead deal costs	—	4
Non-cash stock/unit-based compensation	7,002	428
Company's portion of (gain) loss of investment in securities investment fund	—	(52)
Company's portion of adjustments to FFO of Ashford Inc.	2,493	1,883
Company's portion of adjustments to FFO of OpenKey	5	1
Adjusted FFO available to common stockholders and OP unitholders	$31,375	$35,680
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.28	$0.32
Weighted average diluted shares	113,923	112,562

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
MARCH 31, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (13)	Comparable TTM EBITDA Debt Yield
Cantor Commercial Real Estate Memphis - 1 hotel	April 2018	LIBOR + 4.95%	$—	$33,300	(1)	$33,300	$4,085	12.3%
Column Financial - 22 hotels	April 2018	LIBOR + 4.39%	—	971,654	(2)	971,654	106,322	10.9%
JPM Lakeway - 1 hotel	May 2018	LIBOR + 5.10%	—	25,100	(3)	25,100	3,226	12.9%
BAML Le Pavillon - 1 hotel	June 2018	LIBOR + 5.10%	—	43,750	(4)	43,750	2,297	5.3%
Morgan Stanley Ann Arbor - 1 hotel	July 2018	LIBOR + 4.15%	—	35,200	(5)	35,200	3,719	10.6%
BAML W Atlanta - 1 hotel	July 2018	LIBOR + 5.10%	—	40,500	(5)	40,500	4,832	11.9%
Morgan Stanley - 8 hotels	July 2018	LIBOR + 4.09%	—	144,000	(5)	144,000	11,513	8.0%
NorthStar HGI Wisconsin Dells - 1 hotel	August 2018	LIBOR + 4.95%	—	12,000	(6)	12,000	1,146	9.6%
Morgan Stanley Pool B - 4 hotels	August 2018	LIBOR + 4.35%	—	52,530	(7)	52,530	7,868	15.0%
Morgan Stanley Pool A - 6 hotels	August 2018	LIBOR + 4.35%	—	280,421	(7)	280,421	39,289	14.0%
JPMorgan Chase - 17 hotels	October 2018	LIBOR + 4.55%	—	442,359	(8) (9)	442,359	64,663	14.6%
Morgan Stanley MIP - 5 hotels	February 2019	LIBOR + 4.75%	—	200,000	(10)	200,000	22,451	11.2%
Omni American Bank Ashton - 1 hotel	July 2019	4.00%	5,310	—		5,310	1,138	21.4%
Morgan Stanley Pool - 17 hotels	November 2019	LIBOR + 3.00%	—	427,000	(11)	427,000	50,932	11.9%
JPMorgan Chase - 8 hotels	February 2020	LIBOR + 2.92%	—	395,000	(12)	395,000	45,069	11.4%
BAML Indigo Atlanta - 1 hotel	May 2020	LIBOR + 2.90%	—	16,100	(6)	16,100	2,158	13.4%
GACC Gateway - 1 hotel	November 2020	6.26%	94,754	—		94,754	15,023	15.9%
Aareal Princeton/Nashville - 2 hotels	June 2022	LIBOR + 3.00%	—	171,228		171,228	27,559	16.1%
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000	14,231	14.7%
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	53,548	—		53,548	6,403	12.0%
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,970	—		6,970	1,295	18.6%
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	10,172	—		10,172	1,599	15.7%
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,501	—		6,501	1,062	16.3%
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	12,193	—		12,193	1,985	16.3%
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	24,372	—		24,372	3,571	14.7%
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	65,971	—		65,971	8,828	13.4%
BAML Pool 5 - 2 hotels	February 2025	4.45%	20,117	—		20,117	2,675	13.3%
BAML Pool 3 - 3 hotels	February 2025	4.45%	52,035	—		52,035	7,857	15.1%
Unencumbered hotels			—	—		—	2,219	N/A
Total			$351,943	$3,387,142		$3,739,085	$465,015	12.4%
Percentage			9.4%	90.6%		100.0%
Weighted average interest rate			5.33%	5.83%		5.79%
All indebtedness is non-recourse.

(1)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in April 2018.

(2)	This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in April 2018.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in May 2017.

(4)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in June 2017.

(5)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in July 2017.

(6)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

(7)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The second one-year extension period began in August 2017.

(8)	This mortgage loan has four one-year extension options, subject to satisfaction of certain conditions.

(9)	This mortgage loan had a $7.6 million pay down of principal related to the sale of the SpringHill Suites Glen Allen on February 20, 2018.

(10)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions and a LIBOR floor of 0.20%. The third one-year extension period began in February 2018.

(11)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(12)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(13)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
MARCH 31, 2018
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Omni American Bank Ashton - 1 hotel	$—	$5,168	$—	$—	$—	$—	$5,168
Morgan Stanley MIP - 5 hotels	—	200,000	—	—	—	—	200,000
Morgan Stanley Pool B - 4 hotels	—	52,530	—	—	—	—	52,530
Morgan Stanley Pool A - 6 hotels	—	280,421	—	—	—	—	280,421
GACC Gateway - 1 hotel	—	—	89,886	—	—	—	89,886
Cantor Commercial Real Estate Memphis - 1 hotel	—	—	33,300	—	—	—	33,300
JPM Lakeway - 1 hotel	—	—	25,100	—	—	—	25,100
BAML Le Pavillon - 1 hotel	—	—	43,750	—	—	—	43,750
Morgan Stanley - 8 hotels	—	—	144,000	—	—	—	144,000
Morgan Stanley Ann Arbor - 1 hotel	—	—	35,200	—	—	—	35,200
BAML W Atlanta - 1 hotel	—	—	40,500	—	—	—	40,500
NorthStar HGI Wisconsin Dells - 1 hotel	—	—	12,000	—	—	—	12,000
Column Financial - 22 hotels	—	—	—	971,654	—	—	971,654
Prudential Boston Back Bay - 1 hotel	—	—	—	—	97,000	—	97,000
BAML Indigo Atlanta - 1 hotel	—	—	—	—	15,470	—	15,470
Aareal Princeton/Nashville - 2 hotels	—	—	—	—	165,228	—	165,228
JPMorgan Chase - 17 hotels	—	—	—	—	442,359	—	442,359
JPMorgan Chase - 8 hotels	—	—	—	—	—	395,000	395,000
Morgan Stanley Pool - 17 hotels	—	—	—	—	—	427,000	427,000
GACC Jacksonville RI - 1 hotel	—	—	—	—	—	9,036	9,036
GACC Manchester RI - 1 hotel	—	—	—	—	—	6,191	6,191
Key Bank Manchester CY - 1 hotel	—	—	—	—	—	5,671	5,671
Morgan Stanley Pool C - 8 hotels	—	—	—	—	—	90,889	90,889
BAML Pool 3 - 3 hotels	—	—	—	—	—	44,413	44,413
BAML Pool 5 - 2 hotels	—	—	—	—	—	17,073	17,073
Deutsche Bank W Minneapolis - 1 hotel	—	—	—	—	—	48,182	48,182
Principal due in future periods	$—	$538,119	$423,736	$971,654	$720,057	$1,043,455	$3,697,021
Scheduled amortization payments remaining	4,360	6,554	8,035	8,170	6,805	8,140	42,064
Total indebtedness	$4,360	$544,673	$431,771	$979,824	$726,862	$1,051,595	$3,739,085

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$269,302	$(327)	$268,975	$275,387	$(5,832)	$269,555	(2.21)%	(0.22)%
RevPAR	$119.70	$(48.05)	$119.92	$118.65	$(74.52)	$120.19	0.88%	(0.22)%
Occupancy	73.95%	(52.31)%	74.01%	74.56%	(64.72)%	74.90%	(0.82)%	(1.19)%
ADR	$161.87	$(91.86)	$162.02	$159.15	$(115.15)	$160.47	1.71%	0.97%

NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$207,424	$(327)	$207,097	$207,841	$(5,832)	$202,009	(0.20)%	2.52%
RevPAR	$118.90	$(48.05)	$119.18	$114.45	$(74.52)	$116.25	3.89%	2.52%
Occupancy	75.59%	(52.31)%	75.68%	74.04%	(64.72)%	74.46%	2.09%	1.64%
ADR	$157.29	$(91.86)	$157.47	$154.58	$(115.15)	$156.12	1.75%	0.86%

NOTES:

(1)
The above comparable information assumes the 100 hotel properties owned and included in the Company's operations at March 31, 2018, and not under renovation during the three months ended March 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara Silicon Valley, Hilton St. Petersburg Bayfront, Hilton Garden Inn Jacksonville, Le Meridien Chambers Minneapolis, Marriott Crystal Gateway, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta, Sheraton Anchorage, SpringHill Suites Centreville, The Churchill, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2018	2017	% Variance
Total hotel revenue	$339,465	$351,598	(3.45)%
Non-comparable adjustments	(333)	(8,076)
Comparable total hotel revenue	$339,132	$343,522	(1.28)%

Hotel EBITDA	$108,614	$113,473	(4.28)%
Non-comparable adjustments	108	(1,232)
Comparable hotel EBITDA	$108,722	$112,241	(3.14)%
Hotel EBITDA margin	32.00%	32.27%	(0.27)%
Comparable hotel EBITDA margin	32.06%	32.67%	(0.61)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$49	$63	(22.22)%
Hotel EBITDA attributable to the Company and OP unitholders	$108,565	$113,410	(4.27)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$108,673	$112,178	(3.12)%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2018	2017	% Variance
Total hotel revenue	$258,155	$259,979	(0.70)%
Non-comparable adjustments	(333)	(8,076)
Comparable total hotel revenue	$257,822	$251,903	2.35%

Hotel EBITDA	$85,647	$84,310	1.59%
Non-comparable adjustments	108	(1,264)
Comparable hotel EBITDA	$85,755	$83,046	3.26%
Hotel EBITDA margin	33.18%	32.43%	0.75%
Comparable hotel EBITDA margin	33.26%	32.97%	0.29%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$49	$63	(22.22)%
Hotel EBITDA attributable to the Company and OP unitholders	$85,598	$84,247	1.60%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$85,706	$82,983	3.28%
NOTES:

(1)
The above comparable information assumes the 100 hotel properties owned and included in the Company's operations at March 31, 2018, and not under renovation during the three months ended March 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include results from the hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara Silicon Valley, Hilton St. Petersburg Bayfront, Hilton Garden Inn Jacksonville, Le Meridien Chambers Minneapolis, Marriott Crystal Gateway, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta, Sheraton Anchorage, SpringHill Suites Centreville, The Churchill, Westin Princeton

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2017	2017	2017	2017	2017	2017	2017	2017	2017
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$339,465	$(333)	$339,132	$339,160	$(871)	$338,289	$350,958	$(1,029)	$349,929	$388,047	$(6,085)	$381,962
Hotel EBITDA	$108,614	$108	$108,722	$106,630	$(1,094)	$105,536	$113,302	$258	$113,560	$138,477	$(1,280)	$137,197
Hotel EBITDA margin	32.00%		32.06%	31.44%		31.20%	32.28%		32.45%	35.69%		35.92%

EBITDA % of total TTM	23.2%		23.4%	22.8%		22.7%	24.3%		24.4%	29.7%		29.5%

JV interests in EBITDA	$49	$—	$49	$85	$—	$85	$116	$—	$116	$104	$—	$104

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total hotel revenue	$1,417,630	$(8,318)	$1,409,312
Hotel EBITDA	$467,023	$(2,008)	$465,015
Hotel EBITDA margin	32.94%		33.00%

EBITDA % of total TTM	100.0%		100.0%

JV interests in EBITDA	$354	$—	$354
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)    The above information does not reflect the operations of Orlando WorldQuest Resort.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL REVPAR BY MARKET
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
			2018	2018	2018	2017	2017	2017	% Variance	% Variance
Atlanta, GA Area	9	1,425	$134.57	$—	$134.57	$122.01	$(88.06)	$133.80	10.3%	0.6%
Boston, MA Area	3	915	111.31	—	111.31	107.68	—	107.68	3.4%	3.4%
Dallas / Ft. Worth, TX Area	7	1,518	120.64	—	120.64	114.83	—	114.83	5.1%	5.1%
Houston, TX Area	3	692	111.94	—	111.94	114.43	—	114.43	(2.2)%	(2.2)%
Los Angeles, CA Metro Area	6	1,619	141.25	—	141.25	139.88	—	139.88	1.0%	1.0%
Miami, FL Metro Area	3	587	189.18	—	189.18	177.35	—	177.35	6.7%	6.7%
Minneapolis - St. Paul, MN-WI Area	4	809	121.46	—	121.46	108.20	—	108.20	12.3%	12.3%
Nashville, TN Area	1	673	181.25	—	181.25	194.77	—	194.77	(6.9)%	(6.9)%
New York / New Jersey Metro Area	6	1,741	104.17	—	104.17	99.92	—	99.92	4.3%	4.3%
Orlando, FL Area	3	734	126.27	—	126.27	126.73	—	126.73	(0.4)%	(0.4)%
Philadelphia, PA Area	3	648	84.14	—	84.14	80.30	—	80.30	4.8%	4.8%
San Diego, CA Area	2	410	113.08	—	113.08	112.69	—	112.69	0.3%	0.3%
San Francisco - Oakland, CA Metro Area	6	1,368	150.15	—	150.15	148.55	—	148.55	1.1%	1.1%
Tampa, FL Area	3	680	148.10	—	148.10	152.23	—	152.23	(2.7)%	(2.7)%
Washington D.C. - MD - VA Area	9	2,308	117.05	—	117.05	132.59	—	132.59	(11.7)%	(11.7)%
Other Areas	51	8,795	104.49	(48.05)	104.97	103.26	(56.64)	105.25	1.2%	(0.3)%
Total Portfolio	119	24,922	$119.70	$(48.05)	$119.92	$118.65	$(74.52)	$120.19	0.9%	(0.2)%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA BY MARKET
(in thousands)
(unaudited)

			Three Months Ended March 31,
	Number of Hotels	Number of Rooms	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Non-comparable Adjustments	Comparable	% of Total	Actual	Comparable
			2018	2018	2018		2017	2017	2017		% Variance	% Variance
Atlanta, GA Area	9	1,425	$6,436	$38	$6,474	6.0%	$8,240	$(1,390)	$6,850	6.2%	(21.9)%	(5.5)%
Boston, MA Area	3	915	1,682	—	1,682	1.5%	2,346	7	2,353	2.1%	(28.3)%	(28.5)%
Dallas / Ft. Worth, TX Area	7	1,518	7,850	—	7,850	7.2%	7,008	(10)	6,998	6.2%	12.0%	12.2%
Houston, TX Area	3	692	3,523	—	3,523	3.2%	3,428	9	3,437	3.1%	2.8%	2.5%
Los Angeles, CA Metro Area	6	1,619	9,759	—	9,759	9.0%	9,888	9	9,897	8.8%	(1.3)%	(1.4)%
Miami, FL Metro Area	3	587	5,357	—	5,357	4.9%	4,776	6	4,782	4.3%	12.2%	12.0%
Minneapolis - St. Paul, MN-WI Area	4	809	3,318	—	3,318	3.1%	2,297	10	2,307	2.1%	44.4%	43.8%
Nashville, TN Area	1	673	4,537	—	4,537	4.2%	6,696	—	6,696	6.0%	(32.2)%	(32.2)%
New York / New Jersey Metro Area	6	1,741	5,686	—	5,686	5.2%	5,761	21	5,782	5.2%	(1.3)%	(1.7)%
Orlando, FL Area	3	734	3,340	—	3,340	3.1%	3,559	2	3,561	3.3%	(6.2)%	(6.2)%
Philadelphia, PA Area	3	648	1,376	—	1,376	1.3%	974	3	977	1.0%	41.3%	40.8%
San Diego, CA Area	2	410	1,552	—	1,552	1.4%	1,520	1	1,521	1.4%	2.1%	2.0%
San Francisco - Oakland, CA Metro Area	6	1,368	8,183	—	8,183	7.5%	8,043	16	8,059	7.2%	1.7%	1.5%
Tampa, FL Area	3	680	5,469	—	5,469	5.0%	5,101	25	5,126	4.6%	7.2%	6.7%
Washington D.C. - MD - VA Area	9	2,308	7,528	—	7,528	6.9%	10,561	—	10,561	9.4%	(28.7)%	(28.7)%
Other Areas	51	8,795	33,018	70	33,088	30.5%	33,275	59	33,334	29.1%	(0.8)%	(0.7)%
Total Portfolio	119	24,922	$108,614	$108	$108,722	100.0%	$113,473	$(1,232)	$112,241	100.0%	(4.3)%	(3.1)%
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
MARCH 31, 2018
(in thousands, except share price)
(unaudited)

March 31, 2018
End of quarter common shares outstanding	98,654
Partnership units outstanding	20,583
Combined common shares and partnership units outstanding	119,237
Common stock price at quarter end	$6.46
Market capitalization at quarter end	$770,271
Series D preferred stock	$59,735
Series F preferred stock	$120,000
Series G preferred stock	$155,000
Series H preferred stock	$95,000
Series I preferred stock	$135,000
Debt on balance sheet date	$3,739,085
Joint venture partner's share of consolidated debt	$(2,021)
Net working capital (see below)	$(427,569)
Total enterprise value (TEV)	$4,644,501

Ashford Inc. Investment:
Common stock owned at end of quarter	598
Common stock price at quarter end	$95.71
Market value of Ashford Inc. investment	$57,250

Cash and cash equivalents	$277,595
Restricted cash	$137,177
Accounts receivable, net	$54,648
Prepaid expenses	$29,250
Investment in securities	$35,976
Due from third-party hotel managers, net	$17,414
Market value of Ashford Inc. investment	$57,250
Total current assets	$609,310

Accounts payable, net & accrued expenses	$144,140
Dividends and distributions payable	$26,824
Due to affiliates, net	$10,777
Total current liabilities	$181,741

Net working capital*	$427,569
* Includes the Company's pro rata share of net working capital in joint ventures.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Courtyard Crystal City Reagan Airport	272	x
Courtyard Denver Airport	202	x
Courtyard Gaithersburg	210	x	x
Courtyard Louisville Airport	150				x
Embassy Suites Crystal City	267				x
Embassy Suites Philadelphia Airport	263	x	x
Embassy Suites Santa Clara Silicon Valley	257	x	x
Hampton Inn Suites Columbus Easton	145				x
Hampton Inn Suites Phoenix Airport	106		x	x
Hilton St. Petersburg Bayfront	333	x	x
Hilton Tampa Westshore	238		x	x
Hilton Garden Inn BWI Airport	158				x
Hilton Garden Inn Jacksonville	119	x
Hotel Indigo Atlanta Midtown	140		x	x
Hyatt Regency Coral Gables	253			x	x
Le Meridien Chambers Minneapolis	60	x
Le Pavillon Hotel	226			x
Marriott Crystal Gateway	704	x	x	x	x
Marriott Omaha	300			x	x
Marriott RTP	225	x
Renaissance Nashville	673	x	x	x	x
Renaissance Palm Springs	410	x
Residence Inn Jacksonville	120	x	x
Residence Inn Orlando Sea World	350	x	x	x	x
Ritz-Carlton Atlanta	444	x	x	x	x
Sheraton Anchorage	370	x
SpringHill Suites Centreville	136	x
The Churchill	173	x
Westin Princeton	296	x	x
Total		19	13	10	10

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018 are included in this table.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2017	2017	2017	March 31, 2018
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$40,311	$33,102	$45,901	$89,279	$208,593
Non-property adjustments	1,669	8,246	1,770	(14,092)	(2,407)
Interest income	(30)	(28)	(28)	(38)	(124)
Interest expense	1,600	1,258	698	572	4,128
Amortization of loan costs	112	73	37	54	276
Depreciation and amortization	62,869	61,182	59,966	60,383	244,400
Income tax expense (benefit)	—	173	33	6	212
Non-hotel EBITDA ownership expense	2,083	2,624	4,925	2,313	11,945
Hotel EBITDA including amounts attributable to noncontrolling interest	108,614	106,630	113,302	138,477	467,023
Non-comparable adjustments	108	(1,094)	258	(1,280)	(2,008)
Comparable hotel EBITDA	$108,722	$105,536	$113,560	$137,197	$465,015
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$35,420	$4,891	$40,311	$483	$(73,443)	$(32,649)
Non-property adjustments	(236)	1,905	1,669	—	(1,669)	—
Interest income	(27)	(3)	(30)	—	(716)	(746)
Interest expense	1,600	—	1,600	—	50,690	52,290
Amortization of loan cost	112	—	112	—	2,341	2,453
Depreciation and amortization	46,752	16,117	62,869	130	48	63,047
Income tax expense (benefit)	—	—	—	—	(886)	(886)
Non-hotel EBITDA ownership expense	2,026	57	2,083	(11)	(2,072)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	85,647	22,967	108,614	602	(25,707)	83,509
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(49)	—	(49)	—	49	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	588	588
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(964)	(964)
Company's portion of EBITDA of OpenKey	—	—	—	—	(139)	(139)
Hotel EBITDA attributable to the Company and OP unitholders	$85,598	$22,967	$108,565	$602	$(26,173)	$82,994
Non-comparable adjustments	108	—	108
Comparable hotel EBITDA	$85,755	$22,967	$108,722
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara Silicon Valley, Hilton St. Petersburg Bayfront, Hilton Garden Inn Jacksonville, Le Meridien Chambers Minneapolis, Marriott Crystal Gateway, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta, Sheraton Anchorage, SpringHill Suites Centreville, The Churchill, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$28,859	$4,243	$33,102	$230	$(71,857)	$(38,525)
Non-property adjustments	3,513	4,733	8,246	(75)	(8,171)	—
Interest income	(24)	(4)	(28)	—	(714)	(742)
Interest expense	1,258	—	1,258	—	51,851	53,109
Amortization of loan cost	73	—	73	—	2,225	2,298
Depreciation and amortization	46,521	14,661	61,182	123	46	61,351
Income tax expense (benefit)	173	—	173	—	(1,884)	(1,711)
Non-hotel EBITDA ownership expense	2,412	212	2,624	25	(2,649)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	82,785	23,845	106,630	303	(31,153)	75,780
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(85)	—	(85)	—	85	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,286	2,286
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(1,646)	(1,646)
Company's portion of EBITDA of OpenKey	—	—	—	—	(137)	(137)
Hotel EBITDA attributable to the Company and OP unitholders	$82,700	$23,845	$106,545	$303	$(30,565)	$76,283
Non-comparable adjustments	(1,239)	145	(1,094)
Comparable hotel EBITDA	$81,546	$23,990	$105,536
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara Silicon Valley, Hilton St. Petersburg Bayfront, Hilton Garden Inn Jacksonville, Le Meridien Chambers Minneapolis, Marriott Crystal Gateway, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta, Sheraton Anchorage, SpringHill Suites Centreville, The Churchill, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$34,096	$11,805	$45,901	$69	$(74,696)	$(28,726)
Non-property adjustments	1,644	126	1,770	—	(1,770)	—
Interest income	(21)	(7)	(28)	—	(678)	(706)
Interest expense	698	—	698	—	53,715	54,413
Amortization of loan cost	37	—	37	—	2,513	2,550
Depreciation and amortization	46,772	13,194	59,966	120	49	60,135
Income tax expense (benefit)	33	—	33	—	(1,300)	(1,267)
Non-hotel EBITDA ownership expense	4,947	(22)	4,925	7	(4,932)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	88,206	25,096	113,302	196	(27,099)	86,399
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(116)	—	(116)	—	116	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	679	679
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company's portion of EBITDA of OpenKey	—	—	—	—	(113)	(113)
Hotel EBITDA attributable to the Company and OP unitholders	$88,090	$25,096	$113,186	$196	$(26,801)	$86,581
Non-comparable adjustments	303	(45)	258
Comparable hotel EBITDA	$88,509	$25,051	$113,560
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara Silicon Valley, Hilton St. Petersburg Bayfront, Hilton Garden Inn Jacksonville, Le Meridien Chambers Minneapolis, Marriott Crystal Gateway, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta, Sheraton Anchorage, SpringHill Suites Centreville, The Churchill, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$66,947	$22,332	$89,279	$545	$(79,396)	$10,428
Non-property adjustments	(14,092)	—	(14,092)	—	14,092	—
Interest income	(31)	(7)	(38)	—	(508)	(546)
Interest expense	572	—	572	—	51,359	51,931
Amortization of loan cost	54	—	54	—	2,971	3,025
Depreciation and amortization	48,528	11,855	60,383	117	47	60,547
Income tax expense (benefit)	6	—	6	—	1,600	1,606
Non-hotel EBITDA ownership expense	2,629	(316)	2,313	(18)	(2,295)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	104,613	33,864	138,477	644	(12,130)	126,991
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(104)	—	(104)	—	104	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	2,138	2,138
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	720	720
Company's portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)
Hotel EBITDA attributable to the Company and OP unitholders	$104,509	$33,864	$138,373	$644	$(9,292)	$129,725
Non-comparable adjustments	(1,211)	(69)	(1,280)
Comparable hotel EBITDA	$103,402	$33,795	$137,197
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara Silicon Valley, Hilton St. Petersburg Bayfront, Hilton Garden Inn Jacksonville, Le Meridien Chambers Minneapolis, Marriott Crystal Gateway, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta, Sheraton Anchorage, SpringHill Suites Centreville, The Churchill, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Hotel Properties Not Under Renovation	Hotel Properties Under Renovation	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$28,007	$17,095	$45,102	$409	$(77,448)	$(31,937)
Non-property adjustments	83	—	83	—	(83)	—
Interest income	(26)	(6)	(32)	—	(176)	(208)
Interest expense	482	—	482	—	49,477	49,959
Amortization of loan cost	126	—	126	—	5,220	5,346
Depreciation and amortization	50,293	12,216	62,509	113	2,076	64,698
Income tax expense (benefit)	17	—	17	—	(863)	(846)
Non-hotel EBITDA ownership expense	5,328	(142)	5,186	5	(5,191)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	84,310	29,163	113,473	527	(26,988)	87,012
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(63)	—	(63)	—	63	—
Equity in (earnings) loss of unconsolidated entities	—	—	—	—	815	815
Company's portion of EBITDA of Ashford Inc.	—	—	—	—	(384)	(384)
Company's portion of EBITDA of OpenKey	—	—	—	—	(124)	(124)
Hotel EBITDA attributable to the Company and OP unitholders	$84,247	$29,163	$113,410	$527	$(26,618)	$87,319
Non-comparable adjustments	(1,264)	32	(1,232)
Comparable hotel EBITDA	$83,046	$29,195	$112,241
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	Excluded Hotels Under Renovation:
Courtyard Crystal City Reagan Airport, Courtyard Denver Airport, Courtyard Gaithersburg, Embassy Suites Philadelphia Airport, Embassy Suites Santa Clara Silicon Valley, Hilton St. Petersburg Bayfront, Hilton Garden Inn Jacksonville, Le Meridien Chambers Minneapolis, Marriott Crystal Gateway, Marriott RTP, Renaissance Nashville, Renaissance Palm Springs, Residence Inn Jacksonville, Residence Inn Orlando Sea World, Ritz-Carlton Atlanta, Sheraton Anchorage, SpringHill Suites Centreville, The Churchill, Westin Princeton

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$3,226	$(3,124)	$4,394	$2,234	$5,233	$3,545	$812	$2,544	$1,705
Non-property adjustments	—	—	—	(148)	—	(99)	—	—	—
Interest income	—	—	(1)	—	(1)	—	(10)	—	(3)
Interest expense	181	871	—	—	—	—	—	—	—
Amortization of loan costs	38	55	—	—	—	—	—	—	—
Depreciation and amortization	2,834	3,673	3,407	1,340	4,539	1,824	2,507	1,968	4,234
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	157	207	50	97	(12)	87	9	25	(250)
Hotel EBITDA including amounts attributable to noncontrolling interest	6,436	1,682	7,850	3,523	9,759	5,357	3,318	4,537	5,686
Non-comparable adjustments	38	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,474	$1,682	$7,850	$3,523	$9,759	$5,357	$3,318	$4,537	$5,686

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$1,544	$(260)	$219	$5,143	$3,574	$(1,070)	$10,592	$40,311
Non-property adjustments	(40)	—	—	—	(27)	1,962	21	1,669
Interest income	(2)	—	—	(3)	—	(4)	(6)	(30)
Interest expense	—	—	—	—	—	—	548	1,600
Amortization of loan costs	—	—	—	—	—	—	19	112
Depreciation and amortization	1,845	1,589	915	2,952	1,850	6,458	20,934	62,869
Income tax expense (benefit)	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	(7)	47	418	91	72	182	910	2,083
Hotel EBITDA including amounts attributable to noncontrolling interest	3,340	1,376	1,552	8,183	5,469	7,528	33,018	108,614
Non-comparable adjustments	—	—	—	—	—	—	70	108
Comparable hotel EBITDA	$3,340	$1,376	$1,552	$8,183	$5,469	$7,528	$33,088	$108,722
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Atlanta, GA Area	Boston, MA Area	Dallas / Ft. Worth, TX Area	Houston, TX Area	Los Angeles, CA Metro Area	Miami, FL Metro Area	Minneapolis - St. Paul, MN - WI Area	Nashville, TN Area	New York / New Jersey Metro Area
Net income (loss)	$4,354	$(1,030)	$3,897	$1,638	$5,639	$(1,080)	$(392)	$4,479	$1,313
Non-property adjustments	—	—	—	—	—	—	—	—	—
Interest income	—	—	(1)	—	(1)	—	(17)	—	(2)
Interest expense	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,824	3,340	3,048	1,809	4,239	1,750	2,679	2,207	4,437
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	62	36	64	(19)	11	4,106	27	10	13
Hotel EBITDA including amounts attributable to noncontrolling interest	8,240	2,346	7,008	3,428	9,888	4,776	2,297	6,696	5,761
Non-comparable adjustments	(1,390)	7	(10)	9	9	6	10	—	21
Comparable hotel EBITDA	$6,850	$2,353	$6,998	$3,437	$9,897	$4,782	$2,307	$6,696	$5,782

	Orlando, FL Area	Philadelphia, PA Area	San Diego, CA Area	San Francisco - Oakland, CA Metro Area	Tampa, FL Area	Washington D.C. - MD - VA Area	Other Areas	Total Portfolio
Net income (loss)	$2,150	$(460)	$487	$5,758	$3,756	$4,619	$9,974	$45,102
Non-property adjustments	—	—	—	—	—	—	83	83
Interest income	(2)	—	—	(4)	—	(3)	(2)	(32)
Interest expense	—	—	—	—	—	—	482	482
Amortization of loan costs	—	—	—	—	—	—	126	126
Depreciation and amortization	1,409	1,384	1,028	2,251	1,343	6,125	21,636	62,509
Income tax expense (benefit)	—	—	—	—	—	—	17	17
Non-hotel EBITDA ownership expense	2	50	5	38	2	(180)	959	5,186
Hotel EBITDA including amounts attributable to noncontrolling interest	3,559	974	1,520	8,043	5,101	10,561	33,275	113,473
Non-comparable adjustments	2	3	1	16	25	—	59	(1,232)
Comparable hotel EBITDA	$3,561	$977	$1,521	$8,059	$5,126	$10,561	$33,334	$112,241
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	TTM Ended March 31, 2018
	JP Morgan - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$21,875	$6,436	$(161)	$58,461	$423	$(1,274)	$137	$202	$2,396	$2,703	$20,569
Non-property adjustments	261	—	—	(13,851)	—	—	—	—	—	—	553
Interest income	(56)	(1)	—	(12)	—	—	—	—	—	—	(1)
Interest expense	2	—	2,102	—	—	—	590	12	—	—	—
Amortization of loan costs	—	—	61	—	—	—	124	—	—	—	—
Depreciation and amortization	21,552	14,674	1,937	58,779	2,559	2,877	1,209	10,904	1,301	2,112	17,860
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1,450	1,356	146	3,833	266	703	100	401	23	17	436
Hotel EBITDA including amounts attributable to noncontrolling interest	45,084	22,465	4,085	107,210	3,248	2,306	2,160	11,519	3,720	4,832	39,417
Non-comparable adjustments	(15)	(14)	—	(888)	(22)	(9)	(2)	(6)	(1)	—	(128)
Comparable hotel EBITDA	$45,069	$22,451	$4,085	$106,322	$3,226	$2,297	$2,158	$11,513	$3,719	$4,832	$39,289

	Morgan Stanley Pool B - 4 hotels	Morgan Stanley Pool - 17 hotels	Prudential Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 17 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$(3,270)	$20,005	$6,525	$18,542	$189	$33,593	$620	$5,494	$3,025	$405	$310
Non-property adjustments	6,620	355	—	—	—	3,458	—	—	—	29	—
Interest income	(2)	(5)	—	—	—	(18)	—	—	(28)	—	—
Interest expense	—	—	1,422	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	91	—	—	—	—	—	—	—	—
Depreciation and amortization	4,234	28,389	5,990	9,265	922	27,714	509	10,516	3,389	1,070	938
Income tax expense (benefit)	—	—	—	—	—	78	—	—	—	—	39
Non-hotel EBITDA ownership expense	300	2,237	209	(247)	35	682	9	(987)	17	95	8
Hotel EBITDA including amounts attributable to noncontrolling interest	7,882	50,981	14,237	27,560	1,146	65,507	1,138	15,023	6,403	1,599	1,295
Non-comparable adjustments	(14)	(49)	(6)	(1)	—	(844)	—	—	—	—	—
Comparable hotel EBITDA	$7,868	$50,932	$14,231	$27,559	$1,146	$64,663	$1,138	$15,023	$6,403	$1,599	$1,295

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$386	$4,109	$1,198	$2,217	$2,911	$2,045	$(4)	$(18)	$(41)	$(1,415)	$208,593
Non-property adjustments	—	86	—	—	—	—	—	—	—	82	(2,407)
Interest income	—	—	—	—	(2)	(2)	—	—	—	3	(124)
Interest expense	—	—	—	—	—	—	—	—	—	—	4,128
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	276
Depreciation and amortization	573	4,239	739	1,284	4,864	573	—	—	—	3,428	244,400
Income tax expense (benefit)	96	—	—	—	—	—	—	—	—	(1)	212
Non-hotel EBITDA ownership expense	7	396	48	70	84	59	12	10	43	127	11,945
Hotel EBITDA including amounts attributable to noncontrolling interest	1,062	8,830	1,985	3,571	7,857	2,675	8	(8)	2	2,224	467,023
Non-comparable adjustments	—	(2)	—	—	—	—	(8)	8	(2)	(5)	(2,008)
Comparable hotel EBITDA	$1,062	$8,828	$1,985	$3,571	$7,857	$2,675	$—	$—	$—	$2,219	$465,015
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	JP Morgan - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$4,834	$(812)	$(289)	$9,898	$34	$16	$63	$(248)	$125	$812	$6,565
Non-property adjustments	(20)	—	—	(39)	(6)	—	—	—	—	—	7
Interest income	(14)	—	—	—	—	—	—	—	—	—	—
Interest expense	—	—	545	—	—	—	181	3	—	—	—
Amortization of loan costs	—	—	19	—	—	—	38	—	—	—	—
Depreciation and amortization	5,615	3,966	488	14,917	653	719	222	2,690	288	462	4,516
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	32	824	39	460	2	167	85	100	6	3	1
Hotel EBITDA including amounts attributable to noncontrolling interest	10,447	3,978	802	25,236	683	902	589	2,545	419	1,277	11,089
Non-comparable adjustments				38
Comparable hotel EBITDA	$10,447	$3,978	$802	$25,274	$683	$902	$589	$2,545	$419	$1,277	$11,089

	Morgan Stanley Pool B - 4 hotels	Morgan Stanley Pool - 17 hotels	Prudential Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 17 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$(930)	$6,597	$(1,564)	$2,582	$(51)	$9,143	$173	$32	$413	$(256)	$(53)
Non-property adjustments	1,962	(146)	—	—	—	9	—	—	—	(40)	—
Interest income	—	(1)	—	—	—	(5)	—	—	(10)	—	—
Interest expense	—	—	871	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	55	—	—	—	—	—	—	—	—
Depreciation and amortization	961	7,348	1,567	2,813	216	6,917	128	2,774	850	368	238
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	123	500	58	(388)	4	191	2	5	10	(21)	1
Hotel EBITDA including amounts attributable to noncontrolling interest	2,116	14,298	987	5,007	169	16,255	303	2,811	1,263	51	186
Non-comparable adjustments						70
Comparable hotel EBITDA	$2,116	$14,298	$987	$5,007	$169	$16,325	$303	$2,811	$1,263	$51	$186

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$7	$2,002	$209	$384	$883	$374	$—	$—	$—	$(632)	$40,311
Non-property adjustments	—	(41)	—	—	(17)	—	—	—	—	—	1,669
Interest income	—	—	—	—	—	—	—	—	—	—	(30)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,600
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	112
Depreciation and amortization	130	1,056	258	314	1,342	144	—	—	—	909	62,869
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	1	(136)	8	25	(14)	44	—	—	—	(49)	2,083
Hotel EBITDA including amounts attributable to noncontrolling interest	138	2,881	475	723	2,194	562	—	—	—	228	108,614
Non-comparable adjustments											108
Comparable hotel EBITDA	$138	$2,881	$475	$723	$2,194	$562	$—	$—	$—	$228	$108,722
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	JP Morgan - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$5,264	$(400)	$(176)	$9,736	$(249)	$(12)	$166	$(313)	$684	$679	$4,421
Non-property adjustments	(9)	—	—	101	—	—	—	—	—	—	31
Interest income	(14)	—	—	—	—	—	—	—	—	—	(1)
Interest expense	1	—	530	—	—	—	173	3	—	—	—
Amortization of loan costs	—	—	—	—	—	—	37	—	—	—	—
Depreciation and amortization	5,386	3,727	488	14,543	645	698	240	2,658	285	457	4,424
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	307	450	15	1,080	42	179	9	169	14	3	(67)
Hotel EBITDA including amounts attributable to noncontrolling interest	10,935	3,777	857	25,460	438	865	625	2,517	983	1,139	8,808
Non-comparable adjustments	(81)	(39)	(16)	(135)	(37)	(37)	(2)	(14)	(10)	—	(78)
Comparable hotel EBITDA	$10,854	$3,738	$841	$25,325	$401	$828	$623	$2,503	$973	$1,139	$8,730

	Morgan Stanley Pool B - 4 hotels	Morgan Stanley Pool - 17 hotels	Prudential Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 17 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$(4,259)	$4,239	$992	$3,737	$(225)	$4,460	$217	$1,803	$198	$116	$8
Non-property adjustments	4,658	(27)	—	—	—	3,449	—	—	—	—	—
Interest income	(2)	—	—	—	—	(5)	—	—	(8)	—	—
Interest expense	—	—	551	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	36	—	—	—	—	—	—	—	—
Depreciation and amortization	1,123	7,197	1,505	2,360	214	7,033	127	2,701	852	285	234
Income tax expense (benefit)	—	—	—	—	—	78	—	—	—	—	39
Non-hotel EBITDA ownership expense	99	(66)	91	34	47	312	3	(327)	3	63	2
Hotel EBITDA including amounts attributable to noncontrolling interest	1,619	11,343	3,175	6,131	36	15,327	347	4,177	1,045	464	283
Non-comparable adjustments	(24)	(142)	(21)	(30)	(1)	(370)	(3)	—	—	—	—
Comparable hotel EBITDA	$1,595	$11,201	$3,154	$6,101	$35	$14,957	$344	$4,177	$1,045	$464	$283

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$88	$1,080	$86	$564	$69	$497	$(13)	$(10)	$(43)	$(302)	$33,102
Non-property adjustments	—	—	—	—	—	—	—	—	—	43	8,246
Interest income	—	—	—	—	1	(2)	—	—	—	3	(28)
Interest expense	—	—	—	—	—	—	—	—	—	—	1,258
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	73
Depreciation and amortization	137	1,067	178	320	1,313	141	—	—	—	844	61,182
Income tax expense (benefit)	57	—	—	—	—	—	—	—	—	(1)	173
Non-hotel EBITDA ownership expense	2	85	19	21	49	4	12	10	43	(83)	2,624
Hotel EBITDA including amounts attributable to noncontrolling interest	284	2,232	283	905	1,432	640	(1)	—	—	504	106,630
Non-comparable adjustments	—	(16)	(7)	—	—	—	1	—	—	(32)	(1,094)
Comparable hotel EBITDA	$284	$2,216	$276	$905	$1,432	$640	$—	$—	$—	$472	$105,536
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	JP Morgan - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$4,968	$4,050	$(144)	$7,600	$418	$(923)	$(120)	$407	$877	$690	$3,043
Non-property adjustments	290	—	—	180	6	—	—	—	—	—	514
Interest income	(14)	—	—	—	—	—	—	—	—	—	—
Interest expense	1	—	525	—	—	—	169	3	—	—	—
Amortization of loan costs	—	—	—	—	—	—	37	—	—	—	—
Depreciation and amortization	5,327	3,581	483	14,429	634	639	379	2,642	284	436	4,446
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	890	31	47	1,163	58	191	2	58	(2)	6	502
Hotel EBITDA including amounts attributable to noncontrolling interest	11,462	7,662	911	23,372	1,116	(93)	467	3,110	1,159	1,132	8,505
Non-comparable adjustments	36	14	7	349	11	14	—	6	2	—	26
Comparable hotel EBITDA	$11,498	$7,676	$918	$23,721	$1,127	$(79)	$467	$3,116	$1,161	$1,132	$8,531

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 17 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$826	$2,085	$3,162	$4,811	$380	$9,440	$47	$705	$1,359	$222	$208
Non-property adjustments	—	528	—	—	—	—	—	—	—	69	—
Interest income	—	(2)	—	—	—	(4)	—	—	(6)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,088	7,000	1,462	2,155	230	6,954	127	2,560	847	220	233
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	70	1,401	56	2	(3)	87	1	(339)	1	49	2
Hotel EBITDA including amounts attributable to noncontrolling interest	1,984	11,012	4,680	6,968	607	16,477	175	2,926	2,201	560	443
Non-comparable adjustments	2	46	10	3	—	(296)	—	—	—	—	—
Comparable hotel EBITDA	$1,986	$11,058	$4,690	$6,971	$607	$16,181	$175	$2,926	$2,201	$560	$443

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$144	$(24)	$405	$644	$642	$529	$—	$—	$—	$(550)	$45,901
Non-property adjustments	—	127	—	—	17	—	—	—	—	39	1,770
Interest income	—	—	—	—	(2)	—	—	—	—	—	(28)
Interest expense	—	—	—	—	—	—	—	—	—	—	698
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	37
Depreciation and amortization	148	1,052	163	323	1,156	142	—	—	—	826	59,966
Income tax expense (benefit)	33	—	—	—	—	—	—	—	—	—	33
Non-hotel EBITDA ownership expense	1	392	11	14	40	4	—	—	—	190	4,925
Hotel EBITDA including amounts attributable to noncontrolling interest	326	1,547	579	981	1,853	675	—	—	—	505	113,302
Non-comparable adjustments	—	11	3	—	—	—	—	—	—	14	258
Comparable hotel EBITDA	$326	$1,558	$582	$981	$1,853	$675	$—	$—	$—	$519	$113,560
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	JP Morgan - 8 hotels	Morgan Stanley MIP - 5 hotels	Cantor Commercial Real Estate - 1 hotel	Column Financial - 22 hotels	JPM Lakeway - 1 hotel	BAML Le Pavillon - 1 hotel	BAML Indigo Atlanta - 1 hotel	Morgan Stanley - 8 hotels	Morgan Stanley Ann Arbor - 1 hotel	BAML W Atlanta - 1 hotel	Morgan Stanley Pool A - 6 hotels
Net income (loss)	$6,809	$3,598	$448	$31,227	$220	$(355)	$28	$356	$710	$522	$6,540
Non-property adjustments	—	—	—	(14,093)	—	—	—	—	—	—	1
Interest income	(14)	(1)	—	(12)	—	—	—	—	—	—	—
Interest expense	—	—	502	—	—	—	67	3	—	—	—
Amortization of loan costs	—	—	42	—	—	—	12	—	—	—	—
Depreciation and amortization	5,224	3,400	478	14,890	627	821	368	2,914	444	757	4,474
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	221	51	45	1,130	164	166	4	74	5	5	—
Hotel EBITDA including amounts attributable to noncontrolling interest	12,240	7,048	1,515	33,142	1,011	632	479	3,347	1,159	1,284	11,015
Non-comparable adjustments	30	11	9	(1,140)	4	14	—	2	7	—	(76)
Comparable hotel EBITDA	$12,270	$7,059	$1,524	$32,002	$1,015	$646	$479	$3,349	$1,166	$1,284	$10,939

	Morgan Stanley Pool B - 4 hotels	BAML Pool - 17 hotels	Morgan Stanley Boston Back Bay - 1 hotel	Aareal Princeton/ Nashville - 2 hotels	NorthStar HGI Wisconsin Dells - 1 hotel	JP Morgan - 17 hotels	Omni American Bank - 1 hotel	GACC Gateway - 1 hotel	Deutsche Bank W Minneapolis - 1 hotel	GACC Jacksonville RI - 1 hotel	GACC Manchester RI - 1 hotel
Net income (loss)	$1,093	$7,084	$3,935	$7,412	$85	$10,550	$183	$2,954	$1,055	$323	$147
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—
Interest income	—	(2)	—	—	—	(4)	—	—	(4)	—	—
Interest expense	—	—	—	—	—	—	—	—	—	—	—
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1,062	6,844	1,456	1,937	262	6,810	127	2,481	840	197	233
Income tax expense (benefit)	—	—	—	—	—	—	—	—	—	—	—
Non-hotel EBITDA ownership expense	8	402	4	105	(13)	92	3	(326)	3	4	3
Hotel EBITDA including amounts attributable to noncontrolling interest	2,163	14,328	5,395	9,454	334	17,448	313	5,109	1,894	524	383
Non-comparable adjustments	8	47	5	26	1	(248)	3	—	—	—	—
Comparable hotel EBITDA	$2,171	$14,375	$5,400	$9,480	$335	$17,200	$316	$5,109	$1,894	$524	$383

	Key Bank Manchester CY - 1 hotel	Morgan Stanley Pool C1 - 3 hotels	Morgan Stanley Pool C2 - 2 hotels	Morgan Stanley Pool C3 - 3 hotels	BAML Pool 3 - 3 hotels	BAML Pool 5 - 2 hotels	BAML Pool 4 - 2 hotels	NorthStar Gainesville - 1 hotel	Wachovia 5 - 5 hotels	Unencumbered Hotels	Total Portfolio
Net income (loss)	$147	$1,051	$498	$625	$1,317	$645	$9	$(8)	$2	$69	$89,279
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(14,092)
Interest income	—	—	—	—	(1)	—	—	—	—	—	(38)
Interest expense	—	—	—	—	—	—	—	—	—	—	572
Amortization of loan costs	—	—	—	—	—	—	—	—	—	—	54
Depreciation and amortization	158	1,064	140	327	1,053	146	—	—	—	849	60,383
Income tax expense (benefit)	6	—	—	—	—	—	—	—	—	—	6
Non-hotel EBITDA ownership expense	3	55	10	10	9	7	—	—	—	69	2,313
Hotel EBITDA including amounts attributable to noncontrolling interest	314	2,170	648	962	2,378	798	9	(8)	2	987	138,477
Non-comparable adjustments	—	3	4	—	—	—	(9)	8	(2)	13	(1,280)
Comparable hotel EBITDA	$314	$2,173	$652	$962	$2,378	$798	$—	$—	$—	$1,000	$137,197
NOTES:

(1)
The above comparable information assumes the 119 hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include results from hotel properties sold during the period.

(2)	The above information does not reflect the operations of Orlando WorldQuest Resort.